GBI CAPITAL MANAGEMENT CORP.

                                SECOND SUPPLEMENT
                                       TO
                      PROXY STATEMENT DATED MARCH 28, 2001


         This second supplement to our proxy statement, dated March 28, 2001, is being sent to notify you that the date of our annual meeting of shareholders has been adjourned until May 7, 2001. Additionally, this supplement provides you with revised information with respect to the consideration we will be paying for the outstanding common stock of Ladenburg, Thalmann & Co. as set forth under Proposal 1 of our proxy statement. This supplement also provides you with certain other information, including information relating to Proposal 2 of our proxy statement.

         This supplement and the attached appendices should be read together with the general discussion of the stock purchase agreement and the Stock Purchase Transactions as described under Proposal 1, and the general discussion of the election of our directors as described under Proposal 2, each as are more fully set forth in the proxy statement and the related appendices. The full discussions of Proposal 1 and Proposal 2 in the proxy statement, when taken together with revised information contained in this supplement, should be considered as fully integrated proposals.

Revised information with respect to Proposal 1

         Change in net worth adjustment. As described in our proxy statement under Proposal 1, we have entered into a stock purchase agreement, dated as of February 8, 2001, with New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG and Ladenburg, Thalmann & Co. Inc., under which we are to acquire the outstanding common stock of Ladenburg, Thalmann & Co. As consideration for Ladenburg, Thalmann & Co.'s stock, the stock purchase agreement provided for us to issue to New Valley and Berliner:

         o        18,181,818 shares of our common stock;

         o $10,000,000 aggregate principal amount of our senior convertible notes; and

         o $10,000,000 in cash, which we intended to fund from the proceeds of a loan to us by Frost- Nevada, Limited Partnership according to a loan agreement, dated as of February 8, 2001, among our company and Frost-Nevada.

The stock purchase agreement also provided for an adjustment, in certain situations, of the purchase price to be paid by us for the common stock of Ladenburg, Thalmann & Co. based on the net worth of Ladenburg, Thalmann & Co. on the Closing Date.

         As a result of the Stock Purchase Transactions, New Valley, Berliner and Frost-Nevada would have beneficially owned approximately 53.9%, 11.6% and 14.9%, respectively, of our common stock on and after the Closing Date, assuming conversion by the parties of the full amount of the notes to be issued to each party and including shares of our common stock that were previously owned by Frost-Nevada.

         On April 25, 2001, we entered into amendments to the stock purchase agreement and loan agreement. The amendment to the stock purchase agreement, among other things, replaces the existing purchase price adjustment clause. Under the new adjustment provision, the number of shares of common stock we will be required to issue to New Valley and Berliner will be adjusted ("Stock Adjustment") based on the respective changes in the total stockholder equities of Ladenburg, Thalmann & Co. and our company through the end of the calendar month immediately preceding the month in which the Closing Date occurs.

         The amendment to the stock purchase agreement also provides for the conversion price of the notes that will be issued to New Valley and Berliner to be adjusted in the same manner as the adjustment in the number of shares. However, the conversion price of the notes to be issued to New Valley and Berliner will not be decreased below a price that would result in a total number of additional shares of our common stock being issuable upon conversion of the notes, when added to the additional shares of our common stock being issued to New Valley and Berliner as a result of the Stock Adjustment, exceeding 80% of the sum (such sum being referred to as the "Total Additional Shares") of:

         o the total number of additional shares to be issued and to be issuable to New Valley and Berliner as provided for in the new adjustment provision contained in the amendment to the stock purchase agreement; and

         o the number of additional shares of our common stock issuable to Frost-Nevada as a result of the amendment to the loan agreement described below.

         The amendment to the loan agreement provides for an adjustment in the conversion price of the note that will be issued to Frost-Nevada similar to the adjustment provided for in the amendment to the stock purchase agreement. However, the amendment provides that if the conversion price, after adjustment as set forth in the amendment, would not yield a number of shares of our common stock equal to at least the sum of 5,000,000 shares of our common stock and 20% of the Total Additional Shares, the conversion price will be further adjusted so that Frost-Nevada, upon conversion of its note, will receive the sum of 5,000,000 shares of our common stock and 20% of the Total Additional Shares.

         Under the new adjustment provisions, based on what we anticipate the respective stockholder equities of our company and Ladenburg, Thalmann & Co. to be on April 30, 2001, we will be required to issue approximately:

         o 2,595,747 additional shares of our common stock to New Valley and 644,886 additional shares of our common stock to Berliner;

         o 491,016 additional shares of our common stock upon conversion of the notes to be issued to New Valley and 121,988 additional shares of our common stock upon conversion of the notes to be issued to Berliner, each at a conversion price of $2.2426 reduced from the original conversion price of $2.60; and

         o 963,409 additional shares of our common stock upon conversion of the note to be issued to Frost-Nevada, at a conversion price of $1.6769 reduced from the original conversion price of $2.00.

Accordingly, based on these estimates, New Valley, Berliner and Frost-Nevada will beneficially own approximately 56.3%, 12.5% and 15.6%, respectively, of our common stock on and after the Closing Date. Therefore, as a result of the issuance of the additional 4,817,046 shares, the total increase in these three parties' beneficial ownership of our common stock will increase by approximately 4.0%. You should understand, however, that our estimates are not the actual figures that will be used and we may be required to issue a greater or lesser number of shares of common stock than we currently anticipate.

         Change in closing conditions. The amendment to the stock purchase agreement also removes the condition that the American Stock Exchange approve the Stock Purchase Transactions. Although we believe that we will obtain approval by the Exchange, we cannot assure you that we will be able to do so by the Closing Date. If we are unable to obtain the Exchange's approval by the Closing Date, our stock will be listed on the OTC Bulletin Board.

         Additionally, the amendment provides that we will reimburse New Valley and Berliner for all of their out-of-pocket expenses incurred by them in connection with the Stock Purchase Transactions through the Closing Date. New Valley and Berliner currently estimate that they will incur combined expenses totaling approximately $400,000 through the Closing Date.

         The amendments to the stock purchase agreement and the loan agreement and the amended form of notes to be issued to New Valley, Berliner and Frost-Nevada are attached to this supplement as Appendices A through D. You are urged to read these appendices carefully.

         Updated fairness opinion. As requested by our board of directors, Roth Capital Partners, LLC, our financial advisors, provided us with a new opinion stating that the consideration to be paid by us in exchange for Ladenburg, Thalmann & Co.'s stock, as contemplated by the amended stock purchase agreement, is fair to our shareholders from a financial point of view. The full text of Roth Capital Partners' opinion, dated April 24, 2001, is attached to this supplement as Appendix E.

         Changes relating to our management after the Closing Date. In connection with the amendments, David Thalheim, our administrator, will resign from his position with us effective as of the Closing Date. The resignation agreement provides, among other things, that we will pay Mr. Thalheim $1,000 per month for two years from the Closing Date and will continue to maintain life, disability, medical and dental insurance plans on his behalf. Additionally, we will grant Mr. Thalheim a ten-year option to purchase 100,000 shares of our common stock on the Closing Date at the same price as the options to be granted to Mr. Victor Rivas on the Closing Date.

         By this supplement, we are requesting that you approve the Stock Purchase Transactions, as amended, all as are more fully set forth in the amendments to the stock purchase agreement and loan agreement and the amended forms of notes. Several of our officers, directors and key employees entered into a proxy and voting agreement in which these individuals agreed to vote all of our common stock owned by them (a total of 12,426,939 shares, representing approximately 66% of our outstanding common stock) in favor of approving the Stock Purchase Transactions and, accordingly, will vote in favor of the Stock Purchase Transactions, as amended. Therefore, the Stock Purchase Transactions, as amended, will be approved regardless of how our other shareholders vote on this issue.

         There is no need to discard the proxy cards you previously received with our proxy statement dated March 28, 2001. A vote "FOR" approval of the Stock Purchase Transactions will be deemed a vote "FOR" approval of the Stock Purchase Transaction, as amended by the amendments to the stock purchase agreement and loan agreement and the amended form of notes.

         OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE STOCK PURCHASE TRANSACTIONS, AS AMENDED, AND BELIEVES THAT THEY ARE FAIR TO, AND IN THE BEST INTERESTS OF, OUR SHAREHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE STOCK PURCHASE TRANSACTIONS, AS AMENDED.

Revised information with respect to Proposal 2

         As described in our proxy statement in Proposal 2 under the section entitled "Compensation Arrangements for Directors," currently, our directors receive no cash compensation for serving as directors, although they are reimbursed for their costs incurred in attending meetings of the board of directors or of the committees on which they serve. Our policy, however, has been to grant our outside directors ten-year options under our 1999 Performance Equity Plan to purchase 20,000 shares of our common stock at fair market value on the date of grant. Accordingly, on the Closing Date, we will grant each new outside director a ten-year option under the 1999 Performance Equity Plan to purchase 20,000 shares of our common stock at fair market value. The options will become fully exercisable on the first anniversary of the Closing Date.

         Additionally, New Valley has advised us that, upon becomming members of our board of directors, its designees to our board intend to propose a resolution for adoption that would call for us to pay outside directors following the Closing Date an annual fee of $12,000, payable in quarterly installments.

Changing your vote if you have already returned your proxy card

         If you have already returned your proxy card and wish to revoke your proxy as a result of the information contained in this supplement, you may do so at any time before it is exercised by:

         o delivering written notification of your revocation to our secretary;

         o        voting in person at the meeting; or

         o        delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.




                  The date of this supplement is April 26, 2001

                                                                      Appendix A

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

         AMENDMENT NO. 1 dated April 25, 2001 ("Amendment No. 1") to STOCK PURCHASE AGREEMENT dated February 8, 2001, among GBI CAPITAL MANAGEMENT CORP., NEW VALLEY CORPORATION, LADENBURG, THALMANN GROUP INC., BERLINER
EFFEKTENGESELLSCHAFT AG and LADENBURG, THALMANN & CO., INC. ("Stock Purchase Agreement").

         WHEREAS, the Parties have entered into the Stock Purchase Agreement and desire to amend it in certain respects as set forth herein (capitalized terms used herein that are defined in the Stock Purchase Agreement shall have the same meanings herein as in the Stock Purchase Agreement);

                  IT IS AGREED:

         1. Section 2.4 of the Stock Purchase Agreement is hereby amended in its entirety to read as follows:

                  2.4 Net Worth Adjustment.

                  (a) As used in this Section 2.4:

                     (i) "Purchase Price Adjustment Percentage" means the amount (expressed as a decimal) obtained by dividing the Net Closing Book Differential by $21,263,080.

                     (ii) "Net Closing Book Differential" means the amount obtained by subtracting the Ladenburg Book Differential from the GBI Book Differential.

                     (iii) "GBI Book Differential" means the amount obtained by subtracting the Adjusted Total Stockholders' Equity of the Purchaser on the last day of the calendar month immediately preceding the month in which the Closing occurs from $21,263,080.

                     (iv) "Ladenburg Book Differential" means the amount obtained by subtracting the Total Ownership Equity of Ladenburg on the last day of the calendar month immediately preceding the month in which the Closing occurs from $29,642,000.

                     (v) "Adjusted Total Stockholders' Equity" means the amount obtained by taking the sum of (1) the stockholders' equity of the Purchaser as of the last day of the calendar month immediately preceding the month in which the Closing occurs, based in part on the Total Ownership Equity of the Purchaser's subsidiary, GBI Capital Partners Inc. ("GBICP"), and (2) all out-of-pocket expenses incurred through such date by the Purchaser in connection with the Stock Purchase Agreement and the related transactions to the extent such expenses reduce the Purchaser's stockholders' equity.

                     (vi) "Total Ownership Equity" means the amount referred to as "total ownership equity" in the Focus Reports referred to in subparagraph (b) below.

                  (b) Promptly after the Closing, upon filing of Focus Reports by Ladenburg and GBICP for the calendar month immediately preceding the month in which the Closing occurs, the individuals then serving as the chief financial officers of Ladenburg and Purchaser shall cooperate with each other to calculate the Purchase Price Adjustment Percentage. The Focus Reports for Ladenburg and GBICP shall be prepared, and the stockholders' equity of the Purchaser shall be determined, in accordance with GAAP, applied consistently as in the Financial Statements and the Purchaser Financial Statements. Upon completion of the calculation of the Purchase Price Adjustment Percentage, the number of shares to be issued to the Sellers and the conversion price of the Notes to be issued to the Sellers shall be adjusted (the "Issuance Adjustment") as follows:

                     (i) The number of shares of Purchaser Common Stock to be issued to the Sellers shall be increased from 18,181,818 to the Total New Shares and the Purchaser shall issue to the Sellers certificates representing the Total New Shares less 18,181,818. "Total New Shares" shall mean the quotient obtained by taking (x) a numerator of 25,000,000 over (y) a denominator of (1)
1.375 less (2) the product of 1.375 and the Purchase Price Adjustment Percentage. Notwithstanding the foregoing, if the issuance to LTGI of any additional shares of Purchaser Common Stock pursuant to this Amendment No. 1 shall, when taken together with all other shares of Purchaser Common Stock issued to LTGI as part of the Purchase Price, require compliance with the notification provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Purchaser shall issue to LTGI only that number of shares of Purchaser Common Stock as shall not require such compliance and the Purchaser shall not be obligated to issue any further additional shares of Purchaser Common Stock to LTGI until such compliance has been effected.

                     (ii) The Notes to be issued to the Sellers shall be amended, a copy of which is annexed hereto as Exhibit A, such that the conversion price shall be decreased by the amount obtained by taking the product of $2.60 and the Purchase Price Adjustment Percentage. Notwithstanding the foregoing, the conversion price of the Notes may not be decreased below a price that would result in the total number of additional shares of Purchaser Common Stock being issuable upon conversion of the Notes as a result of such adjustment, when added to the additional number of shares of Purchaser Common Stock being issued to the Sellers under subsection (i) above, exceeding 80% of the sum of (x) the number of additional shares to be issued and issuable to the Sellers under this Section 2.4(b) and (y) the number of additional shares of Purchaser Common Stock issuable to Frost-Nevada, Limited Partnership ("Frost") as a result of the Conversion Price Adjustment (as such term is defined in the Loan Agreement, dated as of February 8, 2001, as amended on the date hereof, between the Purchaser and Frost).

                  (c) Upon completion of calculating the Purchase Price Adjustment Percentage and the Issuance Adjustment, such calculations shall be submitted to the Enforcement Committee, New Valley and Berliner and shall be deemed conclusively accepted unless written objection thereto is given by any Party to the other Parties within 30 days after submission.

                  (d) If, within the 30-day period specified in Section 2.4(c), an objection is made, the Purchaser's Accountants and the Sellers' Accountants shall jointly review the determination of the Purchase Price Adjustment Percentage and the Issuance Adjustment (the "Initial Determination") and attempt to reach a mutually satisfactory determination of the Purchase Price Adjustment Percentage and the Issuance Adjustment. If the Purchaser's Accountants and the Sellers' Accountants are unable to reach such a mutually satisfactory determination within 30 days after the Initial Determination has been submitted to them for their joint review, they shall promptly submit the Initial Determination to a firm of independent accountants jointly selected by them. The independent third firm shall submit its determination of the Purchase Price Adjustment Percentage and the Issuance Adjustment to New Valley, Berliner and the Enforcement Committee within 30 days of its receipt of the Initial Determination, and the determination of the Purchase Price Adjustment Percentage and the Issuance Adjustment by such third firm shall be final and conclusive upon the Parties. The Purchaser shall pay the fees and expenses of the Purchaser's Accountants and New Valley and Berliner shall pay the fees and expenses of the Sellers' Accountants. The fees and expenses of any independent third firm shall be paid 50% by the Purchaser and 50% by New Valley and Berliner.

                  (e) The Purchaser shall issue all shares of Purchaser Common Stock under this Section 2.4 in the proportion of 80.1% to LTGI and 19.9% to Berliner. Any additional shares of Purchaser Common Stock to be issued to the Sellers shall constitute consideration to the Sellers for the LTI Stock additional to the Purchase Price.

         2. Promptly after the Closing, the Purchaser shall reimburse the Sellers for all of their out-of-pocket expenses incurred through the date of the Closing in connection with the Stock Purchase Agreement and the related transactions.

         3. Section 6.1(a) of the Stock Purchase Agreement and Schedules 3.3,
3.12 and 4.5 thereto are hereby amended to delete all references thereto to the receipt of approval or consent of AMEX and NYSE and no Party's obligations to consummate the transactions contemplated by the Stock Purchase Agreement shall be subject to the receipt of such approval or consent.

         4. Sections 6.2(e), 6.3(b) and 6.3(d) of the Stock Purchase Agreement are hereby deleted in their entirety.

         5. Schedules 2.8(a) and 2.8(b) are hereby replaced by the attached Schedules 2.8(a)(i) and 2.8(b)(i) to reflect the directors and officers of the Purchaser and of GBICP effective as of the Closing Date.

         6. Section 3.9(e) of the Stock Purchase Agreement is hereby amended to change the reference therein from "90 days" to "180 days."

         7. The Purchaser represents and warrants to the Selling Parties as follows:

                  7.1 Authority and Corporate Action. Other than the Stockholder Approval, the Purchaser has all necessary corporate power and authority to enter into this Amendment No. 1 and such other instruments to be executed and delivered by the Purchaser in connection with the transactions contemplated by this Amendment No. 1 ("Additional Purchaser Transaction Documents") and to consummate the transactions contemplated thereby. Other than the Stockholder Approval, all corporate action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of the Additional Purchaser Transaction Documents has been, duly and validly taken. Each Additional Purchaser Transaction Document constitutes, or will constitute upon execution and delivery thereof, the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (ii) as enforceability of any indemnification provision may be limited by federal and state securities laws and public policy.

                  7.2 Capitalization. Any additional shares of Purchaser Common Stock to be issued pursuant to the revised Section 2.4 set forth above will be, upon issuance in accordance with the terms of this Amendment No. 1, duly authorized, validly issued, fully paid and nonassessable.

                  7.3 Opinion of Financial Advisor. The Purchaser has received a new opinion of Roth Capital Partners, LLC, dated April 24, 2001, to the effect that the consideration to be paid by the Purchaser for the Ladenburg Stock, as set forth in the Stock Purchase Agreement as amended hereby, is fair from a financial point of view to the Purchaser, and a true and complete copy of such opinion has been delivered to the New Valley Parties and Berliner prior to the execution of this Amendment No. 1.

         8. The New Valley Companies, on the one hand, and Berliner, on the other hand, severally and not jointly represent and warrant to the Purchaser as follows:

                  8.1 Authority and Corporate Action. Such Selling Party has all necessary corporate power and authority to enter into this Amendment No. 1 and the other instruments and agreements to be executed and delivered by such Selling Party in connection with the transactions contemplated by this Amendment No. 1 (collectively, the "Additional Seller Transaction Documents") and to consummate the transactions contemplated thereby. All corporate action necessary to be taken by such Selling Party to authorize the execution, delivery and performance of the Additional Seller Transaction Documents has or will at Closing have been duly and validly taken. Each of the Additional Seller Transaction Documents to which it is a party constitutes, or upon the execution and delivery by such Selling Party will constitute, the valid, binding and enforceable obligation of such Selling Party, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (ii) as enforceability of any indemnification provision may be limited by federal and state securities laws and public policy.

         9. Covenants.

                  9.1 Proxy Statement.

                     9.1.1 The Purchaser will prepare and file with the Commission as soon as reasonably practicable after the date of execution of this Amendment No. 1 a supplement ("Supplement") to the Purchaser's proxy statement, dated March 28, 2001, under the 1934 Act with respect to the matters addressed herein. The Purchaser shall give New Valley and Berliner and their counsel the opportunity to review the Supplement prior to filing it with, or sending it to, the Commission. The Purchaser will use its best efforts, after consultation with the other Parties, to cause the Supplement to be mailed to the holders of Purchaser Common Stock entitled to vote at the Purchaser Stockholder Meeting at the earliest practicable time.

                     9.1.2 The Purchaser, acting through its Board of Directors, shall include in the Supplement the recommendation of its Board of Directors that the stockholders of the Purchaser vote in favor of the matters presented in the Supplement for approval by vote of the stockholders and shall otherwise use its reasonable best efforts to obtain the Stockholder Approval.

                  9.2 Stockholder Meeting. The Purchaser shall cause the Purchaser Stockholder Meeting to be duly called and held as soon as reasonably practicable after the date of execution of this Amendment No. 1 for the purposes of voting on the items previously called for under the Stock Purchase Agreement as well as the issuance of any additional shares of Purchaser Common Stock to be issued pursuant to the revised Section 2.4 set forth above in this Amendment No. 1.

                  9.3 Additional Agreements. Concurrently with the execution of this Amendment No. 1, the Purchaser, GBICP and David Thalheim are executing and delivering an Amendment No. 2 to the Employment Agreement between GBICP and David Thalheim, providing for the resignation of Mr. Thalheim's from GBICP effective at the Closing.

         10. Miscellaneous.

            10.1 Press Release; Public Announcements; Filings. Promptly after execution of this Amendment No. 1, the Parties shall issue a press release in the form of Exhibit A annexed hereto (the "Amending Release"). The Purchaser and New Valley shall also each file with the Commission a Report on Form 8-K/A with respect to the transactions contemplated hereby (the "8-K/As" and together with the Amending Release, the "Agreed Additional Disclosure"). Each 8-K/A shall be provided by its preparer to the other Party prior to filing and the other Party shall be given a reasonable opportunity to comment thereon. The Parties shall not make any other public announcements in respect of this Amendment No. 1 or the transactions contemplated herein inconsistent with the Agreed Additional Disclosure without prior consultation and approval as to the form and content thereof except to the extent required by law. Notwithstanding the foregoing, a Party may make any disclosure which its counsel advises is required by applicable law or regulation, in which case the other Party shall be given such reasonable advance notice as is practicable in the circumstances and the Parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued. The Parties may also make appropriate disclosure of the transactions contemplated by this Amendment No. 1 to their officers, directors and Representatives.

            10.2 Headings. The headings contained in this Amendment No. 1 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment No. 1.

            10.3 Severability, Etc. As amended hereby, the Stock Purchase Agreement shall continue in full force and effect. All references in the Stock Purchase Agreement to the term "Agreement" shall hereafter mean the Stock Purchase Agreement as amended hereby. If any term or other provision of this Amendment No. 1 is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Amendment No. 1 shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

            10.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to principles of conflicts of law.

            10.5 Counterparts. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

         IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to the Stock Purchase Agreement to be executed as of the date first written above.



                                          GBI CAPITAL MANAGEMENT CORP.


                                               /s/ Richard J. Rosenstock
                                          By: _________________________________
                                               Name:  Richard J. Rosenstock
                                               Title: President

                                          NEW VALLEY CORPORATION


                                                /s/ Richard J. Lampen
                                          By: _________________________________
                                               Name:  Richard J. Lampen
                                               Title: Executive Vice President

                                          BERLINER EFFEKTENGESELLSCHAFT AG


                                                /s/ Holger Timm
                                          By: _________________________________
                                               Name:  Holger Timm
                                               Title: CEO

                                          LADENBURG, THALMANN GROUP INC.


                                                /s/ Victor M. Rivas
                                          By: _________________________________
                                               Name:  Victor M. Rivas
                                               Title:

                                          LADENBURG, THALMANN & CO. INC.


                                                /s/ Victor M. Rivas
                                          By: _________________________________
                                               Name:  Victor M. Rivas
                                               Title: Chairman & CEO

                                                                      Appendix B

                       SENIOR CONVERTIBLE PROMISSORY NOTE


$10,000,000.00 [Aggregate to Sellers]                          __________, 2001


         FOR VALUE RECEIVED, GBI CAPITAL MANAGEMENT CORP., a Florida corporation ("Maker"), having an address at 1055 Stewart Avenue, Bethpage, New York 11714, hereby promises to pay to _____________________________, a
______________ corporation, its successors and/or permitted assigns (any of which is hereinafter referred to as "Holder"), at _______________________________________, in lawful money of the United States, the sum of ______________ Dollars and No Cents ($_________.00) on December 31, 2005. Interest on the unpaid principal amount of this Note shall be paid at the rate of seven and one half percent (7-1/2%) per annum on each March 31, June 30, September 30 and December 31, commencing June 30, 2001 or the lesser of fifteen percent(15%) per annum or the maximum interest rate permitted by applicable law following an Event of Default. At the Holder's request payments shall be made by wire transfer to an account designated by the Holder. If a payment date is not a business day, payment may be made on the next business day and interest shall accrue for the intervening period. This Note may not be prepaid.

         The Holder may, with or without notice to the Maker or any guarantor or other party liable herefor, extend or renew this Note, or extend the time for making payment of any amount provided for herein, or accept any amount in advance, all without affecting the liability of the Maker or any other party or guarantor liable herefor.

         This Note is issued pursuant to the terms of that certain Stock Purchase Agreement ("Stock Purchase Agreement") dated February 8, 2001 between the Maker, New Valley Corporation, Ladenburg, Thalmann Group Inc., Ladenburg, Thalmann & Co. Inc. and Berliner Effektengesellschaft AG. and the Holder and the Maker are entitled to the benefits provided for therein. Terms used but not defined herein shall have their respective meanings assigned in the Stock Purchase Agreement. This Note is entitled to the benefits of the security for the payment hereof provided pursuant to that certain Pledge and Security Agreement dated February 8, 2001 between the Maker, the Secured Parties named therein and U.S. Bank Trust National Association, as Collateral Agent ("Pledge Agreement").

         1.       Conversion of Note

                  The principal of and accrued interest on this Note shall be convertible, in whole or in part, at any time, at the election of the Holder, into that number of fully paid and non-assessable shares of the Maker's common stock, par value $0.0001 per share ("Common Stock"), determined by dividing the amount of principal and interest to be so converted by the "Conversion Price" (as hereinafter defined) in effect at the time notice of conversion is given to the Maker as set forth below. As used herein, "Conversion Price" means, initially, $2.60. Promptly following the Closing of the Stock Purchase Agreement, the Conversion Price shall be decreased by the amount obtained by taking the product of $2.60 and the Purchase Price Adjustment Percentage (as such term is defined in the Stock Purchase Agreement, as amended). Notwithstanding the foregoing, the Conversion Price of this Note may not be decreased below a price that would result in the total number of additional shares of Common Stock being issuable upon conversion of this Note as a result of such adjustment, when added to the additional number of shares of Common Stock being issued to the Sellers under Section 2.4(b)(i) of the Stock Purchase Agreement, exceeding 80% of the sum of (x) the number of additional shares to be issued and issuable to the Sellers under Section 2.4(b) of the Stock Purchase Agreement and (y) the number of additional shares of Common Stock issuable to Frost as a result of the Conversion Price Adjustment (as such term is defined in the Loan Agreement, dated as of February 8, 2001, as amended, between the Maker and Frost).

                  If, at any time after the date hereof, there occurs, with respect to the Common Stock, a reclassification, stock split, stock dividend, spin-off or distribution, share combination or other similar change affecting the Common Stock as a whole and all holders thereof or if the Maker shall consolidate with, or merge with or into, any other entity, sell or transfer all or substantially all its assets or engage in any reorganization, reclassification or recapitalization which is effected in such a manner that the holders of Common Stock are entitled to receive stock, securities, cash or other assets with respect to or in exchange for Common Stock (each, an "Adjustment Event"), the Conversion Price and the kind and amount of stock, securities, cash or other assets issuable upon conversion of this Note in effect at the time of the record date for such dividend or distribution or of the effective date of such share combination, split, consolidation, merger, sale, transfer, reorganization, reclassification or recapitalization shall be appropriately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the aggregate number of shares of Common Stock or securities, cash and other assets which, if this Note hade been converted immediately prior to such time, the Holder would have owned upon such conversion and been entitled to receive by virtue of such Adjustment Event, provided that if the kind or amount of securities, cash and other property is not the same for each share of Common Stock held immediately prior to such reclassification, change, consolidation, merger, sale, transfer, or conveyance, any Holder who fails to exercise any right of election shall receive per share the kind and amount of securities, cash or other property received per share by a plurality of such shares.

                  Promptly after an Adjustment Event, the Maker shall mail to the Holder a notice of the adjustment together with a certificate from the Maker's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

                  If (i) the Maker takes any action that would cause an Adjustment Event, (ii) there is a liquidation or dissolution of the Maker or
(iii) the Maker declares a cash dividend, the Maker shall mail to the Holder a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution, the Maker shall mail the notice at least 15 days before such date.

                  If, during any period of twenty (20) consecutive trading days, the closing sale price of the Common Stock is at least $8.00 per share (as adjusted for all Adjustment Events occurring after the date of this Note), the principal of and all accrued interest on this Note shall be automatically converted, without further action on the part of the Holder, into shares of Common Stock at the Conversion Price in effect on the last Trading Day of such period.

                  In connection with any conversion of this Note, the Holder shall surrender this Note and deliver it, together with written instructions to convert in the form attached hereto, to the Maker at its principal executive office. The date of such delivery shall be deemed the date of conversion. The Maker shall, as soon as practicable, issue and deliver to a location in the United States designated by the Holder certificates representing the securities (or other assets) to which the Holder is entitled as a result of such conversion together with a note for the unconverted balance.

                  The Maker shall not be required to issue fractions of shares of Common Stock upon conversion and in lieu thereof any fractional share shall be rounded up or down to the nearest whole share. The Maker shall reserve and shall at all times have reserved out of its authorized but unissued shares of Common Stock sufficient shares of Common Stock to permit the conversion of the unpaid principal amount and accrued interest as provided for herein. The Maker shall list such shares on any national securities exchange on which the Common Stock is then listed. If the Holder converts this Note, the Maker shall pay any documentary, stamp or similar issue or transfer tax due on such conversion except that the Holder shall pay any such tax due because the shares are issued in a name other than the Holder's.

                  The certificates representing shares of Common Stock issued upon conversion of this Note shall bear a legend to the effect that such shares are not registered under the 1933 Act and may not be sold, assigned or otherwise transferred or hypothecated except in accordance with the registration provisions of the 1933 Act or an exemption therefrom and in accordance with the provisions of that certain Investor Rights Agreement dated as of February 8, 2001 among New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG, the Maker, Frost-Nevada, Limited Partnership and the Principals party thereto ("Investor Rights Agreement"). This legend shall be removed on receipt of an opinion of counsel reasonably satisfactory to the Maker that such legend is no longer required.

         2.       Change of Control

                  (i) Promptly after the occurrence of a Change of Control (as hereinafter defined) (the date of such occurrence being the "Change of Control Date"), the Maker shall commence (or cause to be commenced) an offer to purchase all outstanding Notes pursuant to the terms described in paragraph (iii) of this "Change of Control" section (the "Change of Control Offer") at a purchase price equal to the unpaid principal amount of this Note and accrued interest thereon (the "Change of Control Amount") on the Change of Control Payment Date (as hereinafter defined), and shall purchase (or cause the purchase of) any Notes tendered in the Change of Control Offer pursuant to the terms hereof. As used in this Note, the term "Notes" means all Convertible Promissory Notes of the Maker of like tenor to this Note (except as to principal amount, interest rate and Conversion Price). The Change of Control Amount shall be payable in cash.

                  (ii) Within 10 days following a Change in Control Date, the Maker shall send, by first-class mail, postage prepaid, a notice to the Holder. Such notice shall contain all instructions and materials necessary to enable the Holder to tender this Note pursuant to the

         Change of Control Offer and shall state:

                           (a) that a Change of Control has occurred, that a
                  Change of Control Offer is being made pursuant to this "Change of Control" section and that all Notes validly tendered and not withdrawn will be accepted for payment;

                           (b) the Change of Control Amount and the purchase
                  date (which must be no earlier than 10 days nor later than 20 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

                           (c) that any Notes not tendered will continue to accrue interest;

                           (d) that, unless the Maker defaults in making payment
                  therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                           (e) that holders electing to have any Notes purchased
                  pursuant to a Change of Control Offer will be required to surrender such Notes, properly endorsed for transfer, together with such other customary documents as the Maker may reasonably request to the Maker at the address specified in the notice prior to the close of business on the business day prior to the Change of Control Payment Date;

                           (f) that holders of Notes will be entitled to
                  withdraw their election if the Maker receives, not later than two business days prior to the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the holder, the principal amount of the Notes the holder delivered for purchase and a statement that such holder is withdrawing its election to have such Notes purchased;

                           (g) that holders who tender only a portion of their
                  Notes will, upon purchase of the Notes tendered, be issued a Note representing the Notes not purchased; and

                           (h) the circumstances and relevant facts regarding
                  such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control).

                  (iii) The Maker will comply with any tender offer rules under the Exchange Act which then may be applicable in connection with any offer made by the Maker to repurchase the Notes as a result of a Change of Control. If the provisions of any securities laws or regulations conflict with provisions of this Note, in reliance on an opinion of counsel, the Maker may comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligation under this Note by virtue thereof.

                  (iv) On the Change of Control Payment Date, the Maker shall
         (A) accept for payment the Notes validly tendered pursuant to the Change of Control Offer, (B) pay to the holders of Notes so accepted the Change of Control Amount therefor in cash as provided above and (C) cancel each surrendered Note. Unless the Maker defaults in the payment for the Notes tendered pursuant to the Change of Control Offer, interest will cease to accrue with respect to the Notes tendered and all rights of holders of such tendered Notes will terminate, except for the right to receive payment therefor on the Change of Control Payment Date.

                  (v) To accept the Change of Control Offer, the holder of a Note shall deliver, prior to the close of business on the business day prior to the Change of Control Payment Date, written notice to the Maker (or an agent designated by the Maker for such purpose) of such holder's acceptance, together with the Notes with respect to which the Change of Control Offer is being accepted, duly endorsed for transfer.

                  (vi) For the avoidance of doubt, nothing in this "Change of Control" section shall restrict the right of the holders of Notes, in connection with a Change of Control, to convert and to receive the kind and amount of consideration payable to holders of Common Stock in respect of the Common Stock into which the Notes may be converted.

                  (vii)    As used in this "Change of Control" section,

                  "Change of Control" means: (a) the sale, lease, transfer, conveyance, merger, consolidation or other disposition (other than a merger or consolidation that does not result in any change in the Maker's stock and in which a majority of the successor's voting securities is held by holders of the Maker's Common Stock immediately before such transaction ), in one or a series of related transactions, of all or substantially all the assets of the Maker and its subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act), (b) the consummation of any transaction (including any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals party to the Investor Rights Agreement, New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG and Dr. Phillip Frost, individually or collectively, becomes the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act, except that a person will be deemed to have beneficial ownership of all Voting Securities (as hereinafter defined) that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the Voting Securities of the Maker, or (c) the first day on which a majority of the members of the Board of Directors of the Maker are not Continuing Directors;

                  "Continuing Directors" means individuals who constituted the Board of Directors of the Maker on the date hereof (the "Incumbent Directors"); provided that any individual becoming a director after the date hereof shall be considered to be an Incumbent Director if such individual's election, appointment or nomination was recommended or approved by at least two-thirds of the other Incumbent Directors continuing in office following such election, appointment or nomination present, in person or by telephone, at any meeting of the Board of Directors of the Maker, after the giving of a sufficient notice to each Incumbent Director so as to provide a reasonable opportunity for such Incumbent Directors to be present at such meeting; and

                  "Voting Securities" means securities of the Maker ordinarily having the power to vote for the election of directors of the Maker.

         3.       Events of Default

                  Upon the occurrence of any of the following events (herein called "Events of Default"):

                  (i) The Maker shall fail to make any payment of principal on this Note on the date specified herein for such payment;

                  (ii) The Maker shall fail to make any payment of interest on this Note or any other payment due under this Note or the Pledge Agreement within ten (10) days after it is due;

                  (iii) (a) The Maker or Ladenburg shall commence, or consent to the entry of an order for relief in, any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (b) the Maker or Ladenburg shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (c) the Maker or Ladenburg shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (d) the Maker or Ladenburg shall make a general assignment for the benefit of creditors; or (e) the Maker or Ladenburg shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (iv) (a) The commencement of any proceedings or the taking of any other action against the Maker or Ladenburg in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or (b) the appointment of a receiver, conservator, trustee or similar officer for the Maker or Ladenburg for any of its property and the continuance of any of such events for sixty
         (60) days undismissed, unbonded or undischarged; or (c) the issuance of a warrant of attachment, execution or similar process against any of the property of the Maker or Ladenburg and the continuance of such event for sixty (60) days undismissed, unbonded and undischarged;

                  (v) The Maker or Ladenburg shall default with respect to any indebtedness of $250,000 or more for borrowed money if either (a) such default is a payment default or the effect of such default is to accelerate the maturity of such indebtedness (in each instance giving effect to any applicable grace periods) or (b) the holder of such indebtedness declares the Maker or Ladenburg to be in default (giving effect to any applicable grace periods);

                  (vi) The failure by the Maker to observe any of the covenants contained in this Note (other than the covenants to pay principal and interest and the covenants in Sections 2 or 5) or in the Pledge Agreement (other than Section 4.14) which failure is not cured within 30 days after notice thereof is given to the Maker by any of the Secured Parties thereunder (or, if such failure is not capable of being cured within such 30-day period, the failure of the Maker to continue to proceed in a diligent matter to effect such cure);

                  (vii) The failure by the Maker to observe any of the covenants contained in Sections 2 or 5 of this Note or in Section 4.14 of the Pledge Agreement or the lien of Pledge Agreement will at any time not constitute a first perfected lien on the collateral intended to be covered thereby; or

                  (viii) Any judgment or judgments against the Maker or Ladenburg or any attachment, levy or execution against any of its properties for any amount in excess of $250,000 in the aggregate shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of sixty (60) days or more after its entry, issue or levy, as the case may be;

then, and in any such event, the Holder, at its option and with written notice to the Maker, may declare the entire principal amount of this Note then outstanding together with accrued unpaid interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. The Events of Default listed herein are solely for the purpose of protecting the interests of the Holder of this Note. If the Note is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and interest on this Note from the date of the Event of Default up to and including the date of payment at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum interest rate permitted by applicable law.

                  Upon the occurrence a default under this Note (whether or not it has become an Event of Default), the Maker agrees to pay the costs, expenses, attorneys' and other fees paid or incurred by the Holder, or adjudged by a court, including: (i) costs of suit and such amount as the court adjudges for the fees of an attorney in an action to enforce this Note in whole or in part; and (ii) reasonable costs of collection, costs and expenses of, and attorneys' fees incurred or paid towards, the collection, enforcement, or sale of this Note in whole or in part, or of any security for it.

         4.       Payment of Claims

                  Pursuant to Section 7.6 of the Stock Purchase Agreement, the Maker may offset against amounts due under this Note any amounts owed by the Holder to the Maker except that, prior to December 31, 2005, the Maker shall not offset against amounts due under this Note any Claims against the Holder prior to settlement or the entry of a final judgment and the expiration of all applicable appeal periods and the failure of the Holder to pay such Claim within ten (10) Business Days after such settlement or expiration. If any payment of the indemnity obligations of the Holder pursuant to Section 8.1 of the Stock Purchase Agreement is required to be made, the Holder may satisfy such payment by delivery to the Maker of Notes acquired by it pursuant to the Stock Purchase Agreement in a principal amount, together with accrued interest, equal to the amount of the Claims for which payment is required in which case the Maker will issue a new Note to the Holder for the remainder.

         5.       Consolidation and Mergers.

                  The Maker shall not consolidate or merge into, or transfer or lease all or substantially all of its assets to, any person unless (1) the person is a corporation; (2) the person assumes in a writing reasonably acceptable to the Holder all the obligations of the Maker under this Note; and
(3) immediately after the transaction no Event of Default exists. The surviving, transferee or lessee corporation shall be the successor Maker, but the predecessor Maker in the case of a transfer or lease shall not be released from the obligation to pay the principal of and interest of this Note.

         6.       Additional Provisions

                  The Maker and each other party liable herefor, whether principal, endorser, guarantor or otherwise, jointly and severally hereby (i) waive presentment, demand, protest, notice of dishonor and/or protest, notice of non-payment and all other notices or demands in connection with the delivery, acceptance, performance, default, enforcement or guaranty of this Note, and (ii) waive recourse to suretyship defenses generally, including extensions of time, releases of security and other indulgences which may be granted from time to time by the Holder to the Maker or any party liable herefor.

                  Nothing contained in this Note or in any other agreement between the Maker and the Holder shall require the Maker to pay, or the Holder to accept, interest in an amount which would subject the Holder to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under applicable law. Should the Holder receive any payment which is or would be in excess of that permitted to be charged under such applicable law, such payment shall have been and shall be deemed to have been made in error and shall automatically be applied to reduce the principal balance outstanding on this Note.

                  The Holder shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent therein set forth. The making of any demands or the giving of any notices by the Holder or a waiver by the Holder of any right and/or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy which the Holder would otherwise have on any future occasion. All rights and remedies of the Holder shall be cumulative and may be exercised singly or concurrently.

                  The terms and provisions hereof shall survive the payment, cancellation or surrender of this Note. Any instrument taken by the Holder in payment of, or for application against, any obligation of the Maker or any other party liable herefor shall not operate as a discharge of such obligation until the instrument is finally paid, notwithstanding the fact that a bank may be the maker, drawer or acceptor of such instrument.

                  This Note may be assigned by the Holder only as permitted by the provisions of the Investor Rights Agreement. In the event of a permitted assignment of less than the entire unpaid principal amount of this Note, at the request of the Holder the Maker shall issue new Notes to the transferee and the Holder in the amounts assigned and not assigned, respectively. If this Note is lost, destroyed or wrongfully taken, the Maker shall issue a replacement Note. The Maker may require a reasonable indemnity bond.

                  The authority to assert, and to determine to defend against, claims with respect to this Note on behalf of the Maker shall be vested solely in the Enforcement Committee established under the Stock Purchase Agreement. This Note may not be amended and no rights of the Maker hereunder may be waived except with the consent of the Enforcement Committee.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to principles of conflicts of law. The provisions of Section 10.2 (Notices) and 10.12 of the Stock Purchase Agreement (Consent to Jurisdiction and Service of Process) shall apply to this Note as if fully set forth herein. THE MAKER HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS NOTE OR ANY TRANSACTION RELATING THERETO.


                                             GBI CAPITAL MANAGEMENT CORP.



                                             By:
                                                 ------------------------------
                                                 Richard Rosenstock, President

                                                                      Appendix C

                        AMENDMENT NO. 1 TO LOAN AGREEMENT


         AMENDMENT NO. 1 dated as of April 25, 2001 to Loan Agreement, dated as of February 8, 2001, between GBI CAPITAL MANAGEMENT CORP. and FROST-NEVADA, LIMITED PARTNERSHIP ("Loan Agreement").

         WHEREAS, the Borrower had entered into a Stock Purchase Agreement ("Stock Purchase Agreement"), dated February 8, 2001, among the Borrower, New Valley Corporation ("New Valley"), Ladenburg, Thalmann Group Inc. ("LTGI"), Berliner Effektengesellschaft AG ("Berliner") and Ladenburg, Thalmann & Co. Inc. ("Ladenburg"); and

         WHEREAS, the Borrower and Lender had entered into the Loan Agreement, dated as of February 8, 2001, pursuant to which the Lender was to provide certain funds to the Borrower to be used in the Stock Purchase Agreement by the Borrower; and

         WHEREAS, the Borrower has entered into an amendment to the Stock Purchase Agreement, dated as of the date hereof, among the Borrower, New Valley, LTGI, Berliner and Ladenburg; and

         WHEREAS, the Borrower and Lender desire to similarly amend the Loan Agreement in certain respects as set forth herein (capitalized terms used herein that are defined in the Loan Agreement or Lender Note shall have the same meanings herein as in the Loan Agreement and Lender Note);

         IT IS AGREED:

         1. Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "1.1 Commitment and Loan. (a) Subject to the terms and conditions of this Agreement, at the request of Borrower, Lender agrees to lend to Borrower the aggregate sum of Ten Million Dollars ($10,000,000) (the "Commitment").

Lender shall advance the funds due under the Commitment to Borrower (the "Loan") concurrently with, and subject to, the closing ("Closing") of the transactions contemplated by that certain Stock Purchase Agreement dated February 8, 2001, as amended, among Borrower, New Valley Corporation, Ladenburg, Thalmann Group Inc. ("LTGI"), Ladenburg, Thalmann & Co. Inc. ("Ladenburg") and Berliner (the "Stock Purchase Agreement")."

         2. The first paragraph of Section 1 of the Lender Note is hereby amended in its entirety to read as follows:

            "1. Conversion of Note

                The principal of and accrued interest on this Note shall be convertible, in whole or in part, at any time, at the election of the Holder, into that number of fully paid and non-assessable shares of the Maker's common stock, par value $0.0001 per share ("Common Stock"), determined by dividing the amount of principal and interest to be so converted by the "Conversion Price" (as hereinafter defined) in effect at the time notice of conversion is given to the Maker as set forth below. As used herein, "Conversion Price" means, initially, $2.00. Promptly following the Closing of the Stock Purchase Agreement, the Conversion Price shall be decreased ("Conversion Price Adjustment") by the amount obtained by taking the product of $2.00 and the Purchase Price Adjustment Percentage (as such term is defined in the Stock Purchase Agreement, as amended). Notwithstanding the foregoing, if the Conversion Price, after adjustment as set forth in the previous sentence, would not yield a number of shares of Common Stock equal to at least the sum of (x) 5,000,000 shares of Common Stock and (y) 20% of the sum of (i) the additional shares issuable to Lender as a result of the Conversion Price Adjustment and
(ii) all other shares of Common Stock to be issued and issuable to LTGI and Berliner pursuant to Section 2.4 of the Stock Purchase Agreement, the Conversion Price will be further adjusted such that Lender, upon conversion of this Note, will receive such sum of 5,000,000 shares of Common Stock and 20% of the total number of additional shares issuable as a result of the Conversion Price Adjustment and Section 2.4 of the Stock Purchase Agreement.

               If, at any time after the date hereof, there occurs, with respect to the Common Stock, a reclassification, stock split, stock dividend, spin-off or distribution, share combination or other similar change affecting the Common Stock as a whole and all holders thereof or if the Maker shall consolidate with, or merge with or into, any other entity, sell or transfer all or substantially all its assets or engage in any reorganization, reclassification or recapitalization which is effected in such a manner that the holders of Common Stock are entitled to receive stock, securities, cash or other assets with respect to or in exchange for Common Stock (each, an "Adjustment Event"), the Conversion Price and the kind and amount of stock, securities, cash or other assets issuable upon conversion of this Note in effect at the time of the record date for such dividend or distribution or of the effective date of such share combination, split, consolidation, merger, sale, transfer, reorganization, reclassification or recapitalization shall be appropriately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the aggregate number of shares of Common Stock or securities, cash and other assets which, if this Note had been converted immediately prior to such time, the Holder would have owned upon such conversion and been entitled to receive by virtue of such Adjustment Event, provided that if the kind or amount of securities, cash and other property is not the same for each share of Common Stock held immediately prior to such reclassification, change, consolidation, merger, sale, transfer, or conveyance, any Holder who fails to exercise any right of election shall receive per share the kind and amount of securities, cash or other property received per share by a plurality of such shares."

         3. As amended hereby, the Loan Agreement shall continue in full force and effect. All references to the "Agreement" shall hereafter mean as amended hereby. This Amendment No. 1 and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. BORROWER, IN ANY LITIGATION IN WHICH LENDER SHALL BE AN ADVERSE PARTY, WAIVES TRIAL BY JURY, WAIVES THE RIGHT TO CLAIM THAT A FORUM SPECIFIED HEREIN IS AN INCONVENIENT FORUM AND WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, DEDUCTION OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION AND CONSENTS TO THE JURISDICTION OF THE COURTS (CITY, STATE AND FEDERAL) LOCATED IN THE CITY, COUNTY AND STATE OF NEW YORK AND TO SERVICE OF

PROCESS BY REGISTERED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ABOVE OR SUCH OTHER ADDRESS AS BORROWER SHALL NOTIFY LENDER IN WRITING IS TO BE USED FOR SUCH PURPOSE. If any of the provisions of this Amendment No. 1 shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.

         4. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.


         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

                              GBI CAPITAL MANAGEMENT CORP.


                              By:   /s/ Richard Rosenstock
                                 ---------------------------------------------
                                   Name: Richard Rosenstock
                                   Title: President
                                   Telecopier No.: 516-470-1050


                               FROST-NEVADA, LIMITED PARTNERSHIP
                              By: Frost-Nevada Corporation, General Partner


                              By: /s/ David Moskowitz
                                 ---------------------------------------------
                                   Name: David Moskowitz
                                   Title: President
                                   Telecopier No.: 775-827-2185

                                                                      Appendix D

                       SENIOR CONVERTIBLE PROMISSORY NOTE


$10,000,000.00                                                  __________, 2001


         FOR VALUE RECEIVED, GBI CAPITAL MANAGEMENT CORP., a Florida corporation ("Maker"), having an address at 1055 Stewart Avenue, Bethpage, New York 11714, hereby promises to pay to Frost-Nevada, Limited Partnership, a Nevada limited partnership, its successors and/or permitted assigns (any of which is hereinafter referred to as "Holder"), at 3500 Lakeside Court, Suite 200, Reno, Nevada 89509, in lawful money of the United States, the sum of Ten Million Dollars and No Cents ($10,000,000.00) on December 31, 2005. Interest on the unpaid principal amount of this Note shall be paid at the rate of eight and one-half percent (8-1/2%) per annum on each March 31, June 30, September 30 and December 31, commencing June 30, 2001 or the lesser of fifteen percent (15%) per annum or the maximum interest rate permitted by applicable law following an Event of Default. At the Holder's request payments shall be made by wire transfer to an account designated by the Holder. If a payment date is not a business day, payment may be made on the next business day and interest shall accrue for the intervening period. This Note may not be prepaid.

         The Holder may, with or without notice to the Maker or any guarantor or other party liable herefor, extend or renew this Note, or extend the time for making payment of any amount provided for herein, or accept any amount in advance, all without affecting the liability of the Maker or any other party or guarantor liable herefor.

         This Note is issued pursuant to the terms of that certain Loan Agreement ("Loan Agreement") dated as of February 8, 2001 between the Maker and Frost-Nevada, Limited Partnership and the Maker and the Holder are entitled to the benefits provided for therein. Terms used but not defined herein shall have their respective meanings assigned in the Loan Agreement. This Note is entitled to the benefits of the security for the payment hereof provided pursuant to that certain Pledge and Security Agreement dated February 8, 2001 between the Maker, the Secured Parties party thereto and US Bank Trust National Association, as Collateral Agent ("Pledge Agreement").

         1.       Conversion of Note

                  The principal of and accrued interest on this Note shall be convertible, in whole or in part, at any time, at the election of the Holder, into that number of fully paid and non-assessable shares of the Maker's common stock, par value $0.0001 per share ("Common Stock"), determined by dividing the amount of principal and interest to be so converted by the "Conversion Price" (as hereinafter defined) in effect at the time notice of conversion is given to the Maker as set forth below. As used herein, "Conversion Price" means, initially, $2.00. Promptly following the Closing of the Stock Purchase Agreement, the Conversion Price shall be decreased ("Conversion Price

Adjustment") by the amount obtained by taking the product of $2.00 and the Purchase Price Adjustment Percentage (as such term is defined in the Stock Purchase Agreement, as amended). Notwithstanding the foregoing, if the Conversion Price, after adjustment as set forth in the previous sentence, would not yield a number of shares of Common Stock equal to at least the sum of (x) 5,000,000 shares of Common Stock and (y) 20% of the sum of (i) the additional shares issuable to Lender as a result of the Conversion Price Adjustment and
(ii) all other shares of Common Stock to be issued and issuable to LTGI and Berliner pursuant to Section 2.4 of the Stock Purchase Agreement, the Conversion Price will be further adjusted such that Lender, upon conversion of this Note, will receive such sum of 5,000,000 shares of Common Stock and 20% of the total number of additional shares issuable as a result of the Conversion Price Adjustment and Section 2.4 of the Stock Purchase Agreement.

                  If, at any time after the date hereof, there occurs, with respect to the Common Stock, a reclassification, stock split, stock dividend, spin-off or distribution, share combination or other similar change affecting the Common Stock as a whole and all holders thereof or if the Maker shall consolidate with, or merge with or into, any other entity, sell or transfer all or substantially all its assets or engage in any reorganization, reclassification or recapitalization which is effected in such a manner that the holders of Common Stock are entitled to receive stock, securities, cash or other assets with respect to or in exchange for Common Stock (each, an "Adjustment Event"), the Conversion Price and the kind and amount of stock, securities, cash or other assets issuable upon conversion of this Note in effect at the time of the record date for such dividend or distribution or of the effective date of such share combination, split, consolidation, merger, sale, transfer, reorganization, reclassification or recapitalization shall be appropriately adjusted so that the conversion of the Note after such time shall entitle the Holder to receive the aggregate number of shares of Common Stock or securities, cash and other assets which, if this Note hade been converted immediately prior to such time, the Holder would have owned upon such conversion and been entitled to receive by virtue of such Adjustment Event, provided that if the kind or amount of securities, cash and other property is not the same for each share of Common Stock held immediately prior to such reclassification, change, consolidation, merger, sale, transfer, or conveyance, any Holder who fails to exercise any right of election shall receive per share the kind and amount of securities, cash or other property received per share by a plurality of such shares.

                  Promptly after an Adjustment Event, the Maker shall mail to the Holder a notice of the adjustment together with a certificate from the Maker's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it.

                  If (i) the Maker takes any action that would cause an Adjustment Event, (ii) there is a liquidation or dissolution of the Maker or
(iii) the Maker declares a cash dividend, the Maker shall mail to the Holder a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution, the Maker shall mail the notice at least 15 days before such date.

                  If, during any period of twenty (20) consecutive trading days, the closing sale price of the Common Stock is at least $8.00 per share (as adjusted for all Adjustment Events occurring after the date of this Note), the principal of and all accrued interest on this Note shall be automatically converted, without further action on the part of the Holder, into shares of Common Stock at the Conversion Price in effect on the last trading day of such period.

                  In connection with any conversion of this Note, the Holder shall surrender this Note and deliver it, together with written instructions to convert in the form attached hereto, to the Maker at its principal executive office. The date of such delivery shall be deemed the date of conversion. The Maker shall, as soon as practicable, issue and deliver to a location in the United States designated by the Holder certificates representing the securities (or other assets) to which the Holder is entitled as a result of such conversion together with a note representing the unconverted balance.

                  The Maker shall not be required to issue fractions of shares of Common Stock upon conversion and in lieu thereof any fractional share shall be rounded up or down to the nearest whole share. The Maker shall reserve and shall at all times have reserved out of its authorized but unissued shares of Common Stock sufficient shares of Common Stock to permit the conversion of the unpaid principal amount and accrued interest as provided for herein. The Maker shall list such shares on any national securities exchange on which the Common Stock is then listed. If the Holder converts this Note, the Maker shall pay any documentary, stamp or similar issue or transfer tax due on such conversion, except that the Holder shall pay any such tax due because the shares are issued in a name other than the Holder's.

                  The certificates representing shares of Common Stock issued upon conversion of this Note shall bear a legend to the effect that such shares are not registered under the 1933 Act and may not be sold, assigned or otherwise transferred or hypothecated except in accordance with the registration provisions of the 1933 Act or an exemption therefrom and in accordance with the provisions of that certain Investor Rights Agreement dated as of February 8, 2001 among New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG, the Maker and the Principals party thereto and Frost-Nevada, Limited Partnership ("Investor Rights Agreement"). This legend shall be removed on receipt of an opinion of counsel reasonably satisfactory to the Maker that such legend is no longer required.

         2.       Change of Control

                  (i) Promptly after the occurrence of a Change of Control (as hereinafter defined) (the date of such occurrence being the "Change of Control Date"), the Maker shall commence (or cause to be commenced) an offer to purchase all outstanding Notes pursuant to the terms described in paragraph (iii) of this "Change of Control" section (the "Change of Control Offer") at a purchase price equal to the unpaid principal amount of this Note and accrued interest thereon (the "Change of Control Amount") on the Change of Control Payment Date (as hereinafter defined), and shall purchase (or cause the purchase of) any Notes tendered in the Change of Control Offer pursuant to the terms hereof. As used in this Note, the term "Notes" means all Convertible Promissory Notes of the Maker of like tenor to this Note (except as to principal amount, interest rate and Conversion Price). The Change of Control Amount shall be payable in cash.

                  (ii) Within 10 days following a Change in Control Date, the Maker shall send, by first-class mail, postage prepaid, a notice to the Holder. Such notice shall contain all instructions and materials necessary to enable the Holder to tender this Note pursuant to the Change of Control Offer and shall state:

                           (a) that a Change of Control has occurred, that a
                  Change of Control Offer is being made pursuant to this "Change of Control" section and that all Notes validly tendered and not withdrawn will be accepted for payment;

                           (b) the Change of Control Amount and the purchase
                  date (which must be no earlier than 10 days nor later than 20 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

                           (c) that any Notes not tendered will continue to
                  accrue interest;

                           (d) that, unless the Maker defaults in making payment
                  therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                           (e) that holders electing to have any Notes purchased
                  pursuant to a Change of Control Offer will be required to surrender such Notes, properly endorsed for transfer, together with such other customary documents as the Maker may reasonably request to the Maker at the address specified in the notice prior to the close of business on the business day prior to the Change of Control Payment Date;

                           (f) that holders of Notes will be entitled to
                  withdraw their election if the Maker receives, not later than two business days prior to the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the holder, the principal amount of the Notes the holder delivered for purchase and a statement that such holder is withdrawing its election to have such Notes purchased;

                           (g) that holders who tender only a portion of their
                  Notes will, upon purchase of the Notes tendered, be issued a Note representing the Notes not purchased; and

                           (h) the circumstances and relevant facts regarding
                  such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control).

                  (iii) The Maker will comply with any tender offer rules under the Exchange Act which then may be applicable in connection with any offer made by the Maker to repurchase the Notes as a result of a Change of Control. If the provisions of any securities laws or regulations conflict with provisions of this Note, in reliance on an opinion of counsel, the Maker may comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligation under this Note by virtue thereof.

                  (iv) On the Change of Control Payment Date, the Maker shall
         (A) accept for payment the Notes validly tendered pursuant to the Change of Control Offer, (B) pay to the holders of Notes so accepted the Change of Control Amount therefor in cash as provided above and (C) cancel each surrendered Note. Unless the Maker defaults in the payment for the Notes tendered pursuant to the Change of Control Offer, interest will cease to accrue with respect to the Notes tendered and all rights of holders of such tendered Notes will terminate, except for the right to receive payment therefor on the Change of Control Payment Date.

                  (v) To accept the Change of Control Offer, the holder of a Note shall deliver, prior to the close of business on the business day prior to the Change of Control Payment Date, written notice to the Maker (or an agent designated by the Maker for such purpose) of such holder's acceptance, together with the Notes with respect to which the Change of Control Offer is being accepted, duly endorsed for transfer.

                  (vi) For the avoidance of doubt, nothing in this "Change of Control" section shall restrict the right of the holders of Notes, in connection with a Change of Control, to convert and to receive the kind and amount of consideration payable to holders of Common Stock in respect of the Common Stock into which the Notes may be converted.

                  (vii)    As used in this "Change of Control" section,

                  "Change of Control" means: (a) the sale, lease, transfer, conveyance, merger, consolidation or other disposition (other than a merger or consolidation that does not result in any change in the Maker's stock and in which a majority of the successor's voting securities is held by holders of the Maker's Common Stock immediately before such transaction ), in one or a series of related transactions, of all or substantially all the assets of the Maker and its subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act), (b) the consummation of any transaction (including any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals party to the Investor Rights Agreement, New Valley Corporation, Ladenburg, Thalmann Group Inc., Berliner Effektengesellschaft AG and Dr. Phillip Frost, individually or collectively, becomes the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act, except that a person will be deemed to have beneficial ownership of all Voting Securities (as hereinafter defined) that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the Voting Securities of the Maker, or (c) the first day on which a majority of the members of the Board of Directors of the Maker are not Continuing Directors;

                  "Continuing Directors" means individuals who constituted the Board of Directors of the Maker on the date hereof (the "Incumbent Directors"); provided that any individual becoming a director after the date hereof shall be considered to be an Incumbent Director if such individual's election, appointment or nomination was recommended or approved by at least two-thirds of the other Incumbent Directors continuing in office following such election, appointment or nomination present, in person or by telephone, at any meeting of the Board of Directors of the Maker, after the giving of a sufficient notice to each Incumbent Director so as to provide a reasonable opportunity for such Incumbent Directors to be present at such meeting; and

                  "Voting Securities" means securities of the Maker ordinarily having the power to vote for the election of directors of the Maker.

         3.       Events of Default

                  Upon the occurrence of any of the following events (herein called "Events of Default"):

                  (i) The Maker shall fail to make any payment of principal on this Note on the date specified herein for such payment;

                  (ii) The Maker shall fail to make any payment of interest on this Note or any other payment due under this Note or the Pledge Agreement within ten (10) days after it is due;

                  (iii) (a) The Maker or Ladenburg shall commence, or consent to the entry of an order for relief in, any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (b) the Maker or Ladenburg shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (c) the Maker or Ladenburg shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (d) the Maker or Ladenburg shall make a general assignment for the benefit of creditors; or (e) the Maker or Ladenburg shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (iv) (a) The commencement of any proceedings or the taking of any other action against the Maker or Ladenburg in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or (b) the appointment of a receiver, conservator, trustee or similar officer for the Maker or Ladenburg for any of its property and the continuance of any of such events for sixty

         (60) days undismissed, unbonded or undischarged; or (c) the issuance of a warrant of attachment, execution or similar process against any of the property of the Maker or Ladenburg and the continuance of such event for sixty (60) days undismissed, unbonded and undischarged;

                  (v) The Maker or Ladenburg shall default with respect to any indebtedness of $250,000 or more for borrowed money if either (a) such default is a payment default or the effect of such default is to accelerate the maturity of such indebtedness (in each instance giving effect to any applicable grace periods) or (b) the holder of such indebtedness declares the Maker or Ladenburg to be in default (giving effect to any applicable grace periods);

                  (vi) The failure by the Maker to observe any of the covenants contained in this Note (other than the covenants to pay principal and interest and the covenants in Sections 2 or 5) or in the Pledge Agreement (other than Section 4.14) which failure is not cured within 30 days after notice thereof is given to the Maker by any of the Secured Parties thereunder (or, if such failure is not capable of being cured within such 30-day period, the failure of the Maker to continue to proceed in a diligent matter to effect such cure);

                  (vii) The failure by the Maker to observe any of the covenants contained in Sections 2 or 5 of this Note or in Section 4.14 of the Pledge Agreement or the lien of Pledge Agreement will at any time not constitute a first perfected lien on the collateral intended to be covered thereby; or

                  (viii) Any judgment or judgments against the Maker or Ladenburg or any attachment, levy or execution against any of its properties for any amount in excess of $250,000 in the aggregate shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of sixty (60) days or more after its entry, issue or levy, as the case may be;

then, and in any such event, the Holder, at its option and with written notice to the Maker, may declare the entire principal amount of this Note then outstanding together with accrued unpaid interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. The Events of Default listed herein are solely for the purpose of protecting the interests of the Holder of this Note. If the Note is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and interest on this Note from the date of the Event of Default up to and including the date of payment at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum interest rate permitted by applicable law.

                  Upon the occurrence of a default under this Note (whether or not it has become an Event of Default), the Maker agrees to pay the costs, expenses, attorneys' and other fees paid or incurred by the Holder, or adjudged by a court, including: (i) costs of suit and such amount as the court adjudges for the fees of an attorney in an action to enforce this Note in whole or in part; and (ii) reasonable costs of collection, costs and expenses of, and attorneys' fees incurred or paid towards, the collection, enforcement, or sale of this Note in whole or in part, or of any security for it.

         4.       Consolidation and Mergers.

                  The Maker shall not consolidate or merge into, or transfer or lease all or substantially all of its assets to, any person unless (1) the person is a corporation; (2) the person assumes in a writing reasonably acceptable to the Holder all the obligations of the Maker under this Note; and
(3) immediately after the transaction no Event of Default exists. The surviving, transferee or lessee corporation shall be the successor Maker, but the predecessor Maker in the case of a transfer or lease shall not be released from the obligation to pay the principal of and interest of this Note.

         5.       Additional Provisions

                  The Maker and each other party liable herefor, whether principal, endorser, guarantor or otherwise, jointly and severally hereby (i) waive presentment, demand, protest, notice of dishonor and/or protest, notice of non-payment and all other notices or demands in connection with the delivery, acceptance, performance, default, enforcement or guaranty of this Note, and (ii) waive recourse to suretyship defenses generally, including extensions of time, releases of security and other indulgences which may be granted from time to time by the Holder to the Maker or any party liable herefor.

                  Nothing contained in this Note or in any other agreement between the Maker and the Holder shall require the Maker to pay, or the Holder to accept, interest in an amount which would subject the Holder to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under applicable law. Should the Holder receive any payment which is or would be in excess of that permitted to be charged under such applicable law, such payment shall have been and shall be deemed to have been made in error and shall automatically be applied to reduce the principal balance outstanding on this Note.

                  The Holder shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent therein set forth. The making of any demands or the giving of any notices by the Holder or a waiver by the Holder of any right and/or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy which the Holder would otherwise have on any future occasion. All rights and remedies of the Holder shall be cumulative and may be exercised singly or concurrently.

                  The terms and provisions hereof shall survive the payment, cancellation or surrender of this Note. Any instrument taken by the Holder in payment of, or for application against, any obligation of the Maker or any other party liable herefor shall not operate as a discharge of such obligation until the instrument is finally paid, notwithstanding the fact that a bank may be the maker, drawer or acceptor of such instrument.

                  This Note may be assigned by the Holder only as permitted by the provisions of the Investor Rights Agreement. In the event of a permitted assignment of less than the entire unpaid principal amount of this Note, at the request of the Holder the Maker shall issue new Notes to the transferee and the Holder in the amounts assigned and not assigned, respectively. If this Note is lost, destroyed or wrongfully taken, the Maker shall issue a replacement Note. The Maker may require a reasonable indemnity bond.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to principles of conflicts of law. The Maker hereby irrevocably appoints the President of GBI Capital Management Corp., at its offices at 1055 Stewart Avenue, Bethpage, New York 11714, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising out of or relating to this Note and upon whom such process may be served, with the same effect as if the Maker were a resident of the State of New York and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service. The Maker will enter into such agreements with such agents as may be necessary to constitute and continue the appointment of such agents hereunder. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, the Maker will appoint a successor agent and attorney in the City of New York, reasonably satisfactory to the Holder, with like powers. The Maker hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York in any such action, suit or proceeding arising out of or relating to this Note or any transaction relating thereto, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose. The Maker hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. THE MAKER HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS NOTE OR ANY TRANSACTION RELATING THERETO.


                                            GBI CAPITAL MANAGEMENT CORP.



                                            By:
                                               --------------------------------
                                               Richard Rosenstock, President

                                                                      Appendix E


April 25, 2001


Board of Directors
GBI Capital Management Corp.
1055 Stewart Avenue
Bethpage, NY 11714

Gentlemen:

On February 8, 2001, we rendered our opinion with respect to the fairness, from a financial point of view, to the shareholders of GBI Capital Management Corp. (the "Company") of the Total Consideration (as defined below) proposed to be paid by the Company pursuant to the Stock Purchase Agreement, dated as of February 8, 2001, (the "Agreement"), among the Company, Ladenburg, Thalmann & Co. Inc. ("Ladenburg"), New Valley Corporation ("New Valley"), Ladenburg, Thalmann Group Inc. ("Group") and Berliner Effektengesellschaft AG ("BEAG"). Pursuant to the Agreement, the Company will purchase from Group and BEAG all of the outstanding stock of Ladenburg in consideration for 18,181,818 shares (the "Stock Consideration") of the Company's Common Stock, par value $0.0001 per share (the "Shares"), $10,000,000 Senior Convertible Promissory Notes (the "Notes") and $10,000,000 cash (the "Cash" and, collectively with the Stock Consideration and the Notes, the "Total Consideration"). That opinion is incorporated by reference.

On April 25, 2001, the Company entered into an amendment to the Agreement ("Amendment No. 1" and together with the Agreement, the "Amended Agreement"). Pursuant to the Amendment No. 1, the existing purchase price adjustment clause contained in the Agreement was replaced with a new provision whereby the Stock Consideration would be increased based on the respective changes in the total stockholder equities of the Company and Ladenburg through the end of the calendar month immediately preceding the month in which the closing of the Agreement occurs. Additionally, the Amendment No. 1 provides that the conversion price of the Notes will be reduced based on a similar provision.

As a result of the Amended Agreement, the Total Consideration will be approximately 21,422,451 Shares, $10,000,000 7.5% Senior Convertible ($2.24/share) Promissory Notes (the "Notes") and $10,000,000 cash (the "Cash" and, collectively with the Stock Consideration and the Notes, the "Amended Total Consideration") in consideration for all the outstanding stock of Ladenburg. The Board of Directors has asked Roth Capital Partners, LLC ("RCP") to provide an updated opinion in connection with the Amended Agreement.

We have considered the terms of the Amended Agreement and re-evaluated the financial condition of both the Company and Ladenburg as represented in the financial statements dated March 31, 2001 and the projected financial statements for the period ending April 30, 2001, which is the basis of the Amended Total Consideration. Based upon our analysis of the (a) current and projected financial statements of the Company and Ladenburg, (b) the added dilution resulting from the re-pricing of the Notes, (c) comparable public company analysis to reflect stock prices of publicly traded companies as of April 20, 2001 and (d) comparable transaction analysis based upon updated information provided to us by the Company and the Seller. Based upon our analyses we hereby reaffirm our prior opinion dated February 8, 2001; provided there is no material change in the projected financial statements relied upon in our analysis.

This opinion is directed to the Board of Directors of the Company in its consideration of the Amended Agreement and is not a recommendation to any stockholder as to how such stockholder should vote with respect to the Amended Agreement. Further, this opinion addresses only the financial fairness of the Amended Agreement and does not address the relative merits of the Amended Agreement and any alternatives to the Amended Agreement, the Company's underlying decision to proceed with or effect the Amended Agreement or any other aspect of the Amended Agreement. This opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion in any solicitation/recommendation statement, proxy statement or prospectus filed with the Securities and Exchange Commission in connection with the Amended Agreement. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.


Very truly yours,

/s/ Roth Capital Partners, LLC